UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):     December 6, 2010; November
                                                      --------------------------
                                                      29, 2010
                                                      --------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       333-125068              26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                 3100 Southern Drive, Gillette, Wyoming  82718
                 ---------------------------------------------
          (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (307) 686-5030

                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

High Plains Gas, Inc. (formerly Northern Explorations, Ltd.), ("High Plains Gas" or the "Company") on November 29, 2010 signed a Letter of Intent to make a strategic investment in Big Cat Energy Corporation ("Big Cat Energy"). Big Cat Energy is the supplier of the ARID Aquifer Recharge Injection System for environmentally friendly coal bed methane production.

High Plains Gas will acquire 20,000,000 restricted shares of Big Cat Energy common stock and warrants to acquire an additional 10,000,000 restricted shares of Big Cat common stock, exercisable for $.15 per share. The purchase price of $600,000 consists of a combination of $200,000 cash (payable $75,000 on November 24, 2010, $50,000 on December 10, 2010 and $75,000 on December 31, 2010) and
$400,000 of restricted shares of High Plains to be issued to Big Cat valued at a per share price of 75% of the volume weighted average trading price of the High Plains shares during the 5 days prior to the execution of a Definitive Agreement. Exercise of the warrants to receive common shares would result in a potential additional $1,500,000 investment by High Plains. On closing of this transaction, Big Cat will also nominate a High Plains representative to the Company's Board of Directors.

The ARID System offers a simple, inexpensive and effective method of water handling with many advantages for the coal bed methane well owner including; reducing the time required for well permitting, reducing the time to gas production, eliminating the cost of produced water storage, eliminating well down time from water freezing during colder periods, reducing pump wear and electrical costs, eliminating or reducing water treatment costs, eliminating the cost of post production land reclamation, recharging the aquifers of land owners with water of the same or better quality, and allowing coal bed methane production in areas requiring environmentally friendly water handling solutions.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HIGH PLAINS GAS, INC.
                            ------------------------

Date:  December  6,  2010     By:  \s\Mark  D.  Hettinger
                                   ----------------------
                                   Name:  Mark  D.  Hettinger
                                   Title:  CEO  and  Director
                                   Principal  Executive  Officer


Date:  December  6,  2010     By:  \s\Joe  Hettinger
                                   -----------------
                                   Name:  Joe  Hettinger
                                   Title:  CFO  and  Director
                                   Principal  Financial  Officer